EXHIBIT 99.3

Loan Portfolio Presentation June 2026 Great Southern Bancorp. Inc (NASDAQ: GSBC) Second Quarter Ended by June 30, 2026

Consumer* $182,776 4% Single Family Real Estate $795,911 18% Multi - family Real Estate $1,347,498 31% Commercial Real Estate $1,482,857 34% Const & Land Dev $402,364 9% Commercial Business $173,594 4% Loan Portfolio by Category Gross Loans [in thousands] *Includes Home Equity Loans of $139,377 6 - 30 - 26 $4,385,000 *Includes Home Equity Loans of $134,704 Single Family Real Estate $789,551 17% Great Southern Bancorp. Inc | 2 Multi - family Real Estate $1,369,294 30% Commercial Real Estate $1,583,124 35% Const & Land Dev $432,146 10% $4,533,822 3 - 31 - 26 Consumer* Commercial Business $179,525 $180,182 4% 4%

Kansas City $232,994 5% St. Louis $748,168 17% Springfield $385,530 9% Missouri - Other $231,289 5% Iowa/Nebraska/ South Dakota $312,639 7% Minnesota $317,826 7% Oklahoma $90,642 2% Denver $138,165 3% Colorado - Other $122,229 3% Georgia $141,530 3% Chicago $168,743 4% Dallas $188,499 4% Texas - Other $307,504 7% Phoenix $101,359 2% Florida $174,634 4% Midwest Region $277,428 6% Southern Region $301,609 7% Other Region $144,212 3% Loan Portfolio by Region Gross Loans [in thousands] 6 - 30 - 26 $4,385,000 3 - 31 - 26 $4,533,822 Kansas City $232,330 5% Great Southern Bancorp. Inc | 3 St. Louis $747,154 17% Springfield $384,159 8% Missouri - Other $237,936 5% Iowa/Nebraska/ South Dakota $388,026 9% Minnesota $304,665 7% Oklahoma $110,964 2% Denver $135,443 3% Colorado - Other $107,321 2% Georgia $140,479 3% Chicago $167,960 4% Dallas $206,677 5% Texas - Other $298,822 7% 3% Florida $193,313 4% Phoenix $127,006 Midwest Region $286,114 6% Southern Region $330,945 7% Other Region $134,508 3%

Retail $321,738 22% Healthcare $178,479 12% Motels / Hotels $302,958 20% Restaurants $88,702 6% Office Buildings $166,142 11% Industrial $261,206 18% Storage $58,470 4% Other $105,162 7% Commercial Real Estate by Industry Gross Loans [in thousands] 6 - 30 - 26 $1,482,857 3 - 31 - 26 $1,583,124 Retail $292,420 18% Great Southern Bancorp. Inc | 4 Healthcare $232,934 15% Motels / Hotels $311,738 20% Office Buildings $169,657 11% Restaurants $93,218 6% Industrial $302,812 19% Storage $73,698 4% Other $106,647 7%

Kansas City St. Louis $275,890 18% Springfield $117,478 8% Missouri - Other $104,312 7% Iowa/Nebraska/South Dakota $49,982 3% Minnesota $68,967 5% Chicago $155,770 10% Texas $129,969 9% Midwest Region $173,631 12% Southern Region $217,275 15% Other Region $100,163 $89,420 7% 6% Commercial Real Estate by Region Gross Loans [in thousands] 3 - 31 - 26 6 - 30 - 26 $1,482,857 $1,583,124 Kansas Great Southern Bancorp. Inc | 5 City 6% St. Louis $278,916 18% Springfield $119,168 8% Missouri - Other $110,197 7% Iowa/Nebraska/South Dakota $101,715 6% Minnesota $70,653 4% Chicago $154,507 10% Texas $139,391 9% Midwest Region $158,238 10% Southern Region $245,464 15% Other Region $112,895 $91,980 7%

Kansas City $15,135 4% St. Louis $107,360 26% Springfield $19,430 5% Missouri - Other $45,283 11% Oklahoma $364 0% Minnesota $14,444 3% Chicago $41,314 10% Denver $11,063 3% Midwest Region $86,184 21% Southern Region $45,836 11% Other Region $24,027 6% St. Louis $49,953 30% Springfield $20,854 13% Oklahoma $17,264 11% Minnesota $11,790 7% Chicago $28,724 17% Denver $15,050 9% Southern Region $5,465 3% Midwest Region $5,550 3% Other Region $2,558 2% Kansas City $8,934 5% Commercial Real Estate Office and Retail (as of 6/30/26) Gross Loans [in thousands] Average credit size is $1,432,258 6 - 30 - 26 Average credit size is $1,696,034 $410,440 Office Retail $166,142 6 - 30 - 26 Great Southern Bancorp. Inc | 6

Office $166,142 Retail + Restaurant $410,440 Traditional Medical $144,400 $21,742 Outstanding Balance 97 18 # of Loans $1,489 $1,144 Avg. Loan Size 45% 68% Weighted Avg. LTV 100% of Office Portfolio – Pass Rated Restaurants Neighborhood & Shopping Center Mixed - Use Single Tenant Strip Center $88,703 $63,284 $28,893 $64,170 $165,390 Outstanding Balance 80 11 15 69 64 # of Loans $1,082 $5,753 $1,926 $930 $2,544 Avg. Loan Size 59% 53% 62% 59% 59% Weighted Avg. LTV 100% of Retail Portfolio – Pass Rated $18,381 Owner Occupied 47 # of Loans $391 Avg. Loan Size 47% Weighted Avg. LTV $126,020 Office: Non - owner Occ. $86,964 >100,000 $12,842 20,000 - 100,000 $26,213 <20,000 50 # of Loans $2,520 Avg. Loan Size 45% Weighted Avg. LTV Commercial Real Estate Office and Retail (as of 6/30/26) Gross Loans [in thousands] Great Southern Bancorp. Inc | 7

Single Family $38,163 9% Apartments $206,376 51% Residential Land Dev $34,141 9% Commercial Land Dev $51,546 13% Retail $23,065 6% Industrial $26,872 7% Construction & Land Development by Industry Gross Loans [in thousands] 3 - 31 - 26 $402,364 6 - 30 - 26 Other Storage $16,400 $5,801 4% 1% $432,146 Single Family $38,981 9% Great Southern Bancorp. Inc | 8 Apartments $243,827 56% Residential Land Dev $23,008 5% Commercial Land Dev $43,555 10% Retail $29,504 7% Industrial $33,395 8% Storage $4,055 1% Other $15,821 4%

St. Louis $46,586 12% Missouri - Other $28,683 7% Denver $8,902 2% Colorado - Other $69,168 17% Georgia $40,920 10% Dallas $6,050 2% Texas - Other $32,571 8% Phoenix $13,671 3% Midwest Region $54,961 14% Southern Region $61,380 15% Other Region $39,472 10% Construction & Land Development by Region Gross Loans [in thousands] 6 - 30 - 26 $402,364 3 - 31 - 26 $432,146 St. Louis $44,792 10% Great Southern Bancorp. Inc | 9 Missouri - Other $26,095 6% Denver $20,832 5% Colorado - Other $50,824 12% Georgia $25,874 6% Dallas $21,133 5% Texas - Other $35,119 8% Phoenix $8,015 2% Midwest Region $86,895 20% Southern Region $77,754 18% Other Region $34,813 8%

St. Louis $75,993 6% Missouri - Other $97,393 7% Iowa/Nebraska/ South Dakota $167,211 12% Minnesota $180,646 13% Denver $92,791 7% Oklahoma $23,190 2% Colorado - Other $36,131 3% Georgia $43,781 3% Dallas $101,561 8% Texas - Other $203,710 15% Midwest Region $64,910 5% Southern Region $212,617 16% Other Region $47,564 3% Multi Family Real Estate by Region Gross Loans [in thousands] 6 - 30 - 26 $1,347,498 3 - 31 - 26 $1,369,294 Average credit size is $6,152,960 Average credit size is $6,224,066 5% Other $97,652 7% Iowa/Nebraska/ South Dakota $178,149 13% Minnesota $151,654 11% Oklahoma $47,243 3% Denver $77,826 6% Colorado - Other $36,186 3% Georgia $45,566 3% Dallas $99,132 7% Texas - Other $188,326 14% Midwest Region $81,442 6% Southern Region $227,798 17% Other Region $66,026 5% St. Louis $72,294 Missouri - Great Southern Bancorp. Inc | 10

25% or less $14,008 1% 26% - 50% $355,591 26% 51% - 75% $874,094 65% 76% - 85% $70,803 5% 86% and higher $33,002 3% Multi - Family Real Estate by LTV Gross Loans [in thousands] 6 - 30 - 26 $1,347,498 3 - 31 - 26 $1,369,294 25% or less $11,985 1% Great Southern Bancorp. Inc | 11 26% - 50% $329,908 24% 51% - 75% $919,868 67% 76% - 85% $73,964 5% 86% and higher $33,569 3%

Agriculture $36 3% Consumer $6 1% Single Family Real Estate $991 96% Non - Performing by Type Gross Loans [in thousands] 6 - 30 - 26 $1,033 3 - 31 - 26 $3,454 *Includes Home Equity Loans of $17 Consumer* $26 1% Great Southern Bancorp. Inc | 12 Multifamily Real Estate $2,725 79% Single Family Real Estate $703 20%

Missouri - Other $126 12% Iowa/Nebraska/ South Dakota $386 39% Minnesota $197 19% Other Region $5 0% Oklahoma $2 0% St. Louis $317 30% Non - Performing by Region Gross Loans [in thousands] 6 - 30 - 26 $1,033 3 - 31 - 26 $3,454 Missouri $303 9% Iowa/Nebraska/ South Dakota $3,112 90% Southern Region $3 0% Other Region $5 0% Midwest Region $31 1% Great Southern Bancorp. Inc | 13

Southern Region • Illinois • Indiana • Iowa • Kansas • Michigan • Minnesota • Missouri • Nebraska • North Dakota • Ohio • South Dakota • Wisconsin • Alabama • Arkansas • Delaware • Florida • Georgia • Kentucky • Louisiana • Maryland • Mississippi • North Carolina • Oklahoma • South Carolina • Tennessee • Texas • Virginia • Washington DC • West Virginia States by Region Midwest Region Great Southern Bancorp. Inc | 14

Contact Us Great Southern Bancorp. Inc (NASDAQ: GSBC) Kincade Ayers (616) 233 - 0500 - GSBC@lambert.com Investor Relations